Morgan Stanley Capital Opportunities Trust
                     Item 77(o) 10f-3 Transactions
                    January 1, 2003 - June 30, 2003


Security   Date     Price    Shares  %of     Total         Purcha   Broker
           of       Of       Purcha  Assets  Issued        sed
           Purcha   Shares   sed                           By
           se                                              Fund

Petco      05/22/   $19.65   23,500  0.128%  $176,850,000  0.261%   Goldma
           03                                                       n,
                                                                    Sachs
                                                                    & Co.;
                                                                    Lehman
                                                                    Brothe
                                                                    rs
                                                                    Inc.;
                                                                    Bear,
                                                                    Stearn
                                                                    s &
                                                                    Co.
                                                                    Inc.;
                                                                    CIBC
                                                                    World
                                                                    Market
                                                                    s
                                                                    Corp.;
                                                                    Citigr
                                                                    oup
                                                                    Global
                                                                    Market
                                                                    s
                                                                    Inc.;
                                                                    UBS
                                                                    Warbur
                                                                    g LLC;
                                                                    Johnso
                                                                    n Rice
                                                                    &
                                                                    Compan
                                                                    y
                                                                    L.L.C.